Exhibit 10.17

CHANGE ORDER NO. 07 TO

AGREEMENT NO. EDC10017 (ECD-CON-10-001)

BETWEEN

EMIRATES NUCLEAR ENERGY CORPORATION

(ENEC)

AND

LIGHTBRIDGE CORPORATION

FOR

NUCLEAR ENERGY CONSULTANCY SERVICES

Emirates Nuclear Energy Corporation

AGREEMENT CHANGE ORDER

Agreement No: EDC10017 (ECD-CON-10-001)	Change Order No.: 07	Date: 01 January 2013
Agreement Title: Nuclear Energy Consultancy Services
Contractor: Lightbridge Corporation
Change Order Duration: 01 January 2013 to 31 December 2013
Preamble:
This Change Order No. 07 is Customer’s formal approval of the Change to the above Agreement No. EDC10017 (ECD-CON-10- 001).
Change Order Details:

This Change Order No. 07 is made to renew the Agreement for one (1) year with effect from 01 January 2013 and to increase the Contract Value with an amount of USD 191,582.57. The Contract Value was USD 2,504,563.09 however only USD 2,423,888.65 was utilised until the end of 2012. Therefore, including the value of this Change Order, the Revised Contract Value will be USD 2,696,145.66 (Two Million, Six Hundred and Ninety Six Thousand, One Hundred and Forty Five United States Dollars and Sixty Six Cents only)

Effect on Agreement Schedule:
The Agreement is extended by 1 (one) year, from 01 January 2013 to 31 December 2013.
Terms and Conditions:
Except as otherwise stated in Change Orders 01,02,03,04,05,06 and this Change Order No. 07 all other terms and conditions of the original Agreement shall remain unchanged.
Effect on Agreement Price:
• Original Agreement Value (USD)		1,877,l600.00
• Original Order No. 01 Value (USD)		0.00
• Original Order No. 02 Value (USD)		469,400.00
• Original Order No. 03 Value (USD)		0.00
• Original Order No. 04 Value (USD) – Not utilised value		(280,771.18)
• Original Order No. 04 Value (USD) – Renewal Budget		136,129.00
• Original Order No. 05 Value (USD)		31,309.55
• Original Order No. 06 Value (USD)		270,895.72
• Original Order No. 07 Value (USD)		191,582.57
Revised Contract Value (USD)		2,696,145.66

SIGNATORIES

IN WITNESS of which each of the parties has signed this Agreement Change Order No. 07 on the Effective Date:

SIGNED by	)	By:
For and on behalf of Emirates Nuclear Energy	)	Name:
Corporation (ENEC))		Title:
Date:

SIGNED by		By:
for and on behalf of LIGHTBRIDGE		Name:
CORPORATION		Title:
Date: